UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

Atlas Pipeline Partners, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-14998	23-3011077
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, Pennsylvania	15275
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 262-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 31, 2012, Atlas Pipeline Partners, L.P. (“APL”) entered into an amendment to its amended and restated credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, as sole lead arranger, and the lenders party thereto, pursuant to which:

•	APL received additional commitments of $150 million, resulting in total aggregate commitments of $600 million;

•	the maturity date was extended from December 22, 2015 to May 31, 2017;

•	the Applicable Margin used to determine interest rates has been reduced by 0.50%;

•

the negative covenants have been revised to (i) permit investments in joint ventures equal to the greater of 20% of Consolidated Net Tangible Assets (as defined in the Credit Agreement) or $340 million, so long as APL is in pro forma compliance with the financial covenants and has a Minimum Liquidity (as defined in the Credit Agreement) of at least $50 million, and (ii) increase the general investment basket to 5% of Consolidated Net Tangible Assets;

•

the definition of Consolidated EBITDA, which is used to calculate financial covenant compliance, has been revised to permit APL to include estimated projected Consolidated EBITDA for the first 12 months following the commencement of commercial operations of a capital expansion project with a cost in excess of $20 million, net of actual Consolidated EBITDA attributable to such capital expansion project, provided, however, that the projected Consolidated EBITDA from any such projects, in the aggregate, may not be included to the extent such amounts exceed 15% of unadjusted Consolidated EBITDA; and

•	APL may request additional incremental revolving credit commitments of up to $200 million.

This summary of the amendment does not purport to be complete and is qualified in its entirety by reference to the amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On May 31, 2012, APL issued a press release announcing the closing of the above-described transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 2 to the Amended and Restated Credit Agreement

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

By: Atlas Pipeline Partners GP, LLC its General Partner

Dated: May 31, 2012	/s/ Robert W. Karlovich III
	By:	Robert W. Karlovich III
	Title:	Chief Financial Officer

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